                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-39109) of 3Dfx Interactive, Inc., of our report dated January 27, 1998 appearing in this Form.

PRICE WATERHOUSE LLP


San Jose, California
February 17, 1998